                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to sec. 240.141-11(c) or sec. 240.14a-12

                               NEWMARK HOMES CORP.
                     --------------------------------------
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
|X|      No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)   Title of each class of securities to which transaction applies:

  ------------------------------------------------------------------------------

   (2)   Aggregate number of securities to which transaction applies:

  ------------------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

  ------------------------------------------------------------------------------

   (4)   Proposed maximum aggregate value of the transaction:

  ------------------------------------------------------------------------------

   (5)   Total fee paid:

  ------------------------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)   Amount Previously Paid:

  ------------------------------------------------------------------------------

   (2)   Form, Schedule or Registration Statement No.:

  ------------------------------------------------------------------------------

   (3)   Filing Party:

  ------------------------------------------------------------------------------

   (4)   Date Filed:

  ------------------------------------------------------------------------------

                               NEWMARK HOMES CORP.
                            1200 SOLDIERS FIELD DRIVE
                             SUGAR LAND, TEXAS 77479

                            NOTICE OF WRITTEN CONSENT
                            DUE BY DECEMBER 21, 2001

                                November 30, 2001

TO THE STOCKHOLDERS OF NEWMARK HOMES CORP.:

         This Proxy Statement is being furnished to the stockholders of Newmark Homes Corp., a Delaware corporation ("Newmark"), in connection with the solicitation of written consents by the Board of Directors of Newmark to authorize, approve and consent to the adoption of the Newmark Homes Corp. Annual and Long-Term Incentive Plan (the "Plan"). Only Newmark stockholders of record as of the close of business on November 8, 2001 (the "Record Date") will be entitled to notice of, and to consent to such action in lieu of a meeting. Additional information about the Plan is contained in this Proxy Statement.

         Attached to this Proxy Statement is a Stockholder Written Consent Card (the "Consent Card"), which provides for authorization and approval of the Plan. The procedure for indicating authorization and approval is described in detail in this Proxy Statement.

         This Proxy Statement and the accompanying Consent Card are being sent or given to Newmark's stockholders commencing on or about November 30, 2001.

         The principal executive office of Newmark is located at 1200 Soldiers Field Drive, Sugar Land, Texas 77479 and Newmark's telephone number at that address is (281) 243-0100.

         To assure the delivery of a sufficient number of consents, please complete, date, sign and mail the enclosed Consent Card promptly using the enclosed postage paid envelope. No postage need be affixed to the enclosed envelope if it is mailed in the United States.

         STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING CONSENT CARD AND RETURN IT PROMPTLY TO NEWMARK IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                           By Order of the Board of Directors,


                                           By: /s/ TERRY C. WHITE
                                              ----------------------------------
                                               Terry C. White, Secretary

         This Proxy Statement and the accompanying Consent Card are being furnished to you in connection with the solicitation of stockholder consents by the Board of Directors of Newmark in lieu of a meeting of stockholders to authorize, approve and consent to the adoption of the Plan. Only stockholders of record on the books of Newmark at the close of business on the Record Date will be entitled to submit a consent. This Proxy Statement and the accompanying Consent Card are being sent or given to the Newmark stockholders commencing on or about November 30, 2001.

SOLICITATION OF WRITTEN CONSENTS

         Under Delaware law and under Newmark's bylaws, any action that may be taken at a meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if consents in writing, setting forth the action so taken, are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Consequently, no meeting of Newmark's stockholders will be held to authorize and adopt the Plan. Rather, through this Proxy Statement and the accompanying Consent Card, Newmark is soliciting stockholders' consent to authorize, approve and consent to the adoption of the Plan. Once Newmark receives written consents from the holders of a majority of its issued and outstanding common stock as of the Record Date, the Plan will be deemed to have been authorized and approved by Newmark's stockholders with the same force and effect as if a meeting had been held.

         The Delaware General Corporation Law also provides that no written consent will be effective to take the corporate action referred to in the written consent unless, within 60 days of the earliest dated consent delivered to the corporation, written consents signed by a sufficient number of holders to take action are delivered to the corporation. Thus, it is important that stockholders return their Consent Card to Newmark promptly. As further required by the Delaware General Corporation Law, if the Plan is authorized and approved by the holders of a majority of Newmark's outstanding common stock, Newmark will promptly notify the stockholders from whom consent has not been received.

         The Board of Directors of Newmark requests that each stockholder of record on the Record Date complete, date, sign and mail the enclosed Consent Card promptly to the address indicated therein. An address envelope is enclosed for your convenience. The Consent Card should be returned to Newmark as soon as possible, but in no event later than December 21, 2001.

         Newmark will pay the entire cost of the preparation and mailing of this Proxy Statement and all other costs of this solicitation.

WRITTEN CONSENTS REVOCABLE

         Any consent executed and delivered by a stockholder of record on the Record Date may be revoked at any time provided that a written, dated revocation is executed and delivered to Newmark on or prior to the time at which Newmark receives written consents sufficient to authorize, approve and consent to the adoption of the Plan. A revocation may be in any written form validly signed by a stockholder of record on the Record Date as long as it clearly states that the consent previously given is no longer effective. The revocation should be sent to the place fixed for receipt of consents.

VOTING SECURITIES AND BENEFICIAL OWNERSHIP

         Only holders of record of the common stock of Newmark as of the close of business on the Record Date will be entitled to authorize and approve the Plan through written consent in lieu of a meeting. Each share of Newmark's common stock entitles the registered holder thereof to one vote. On the Record Date, there were 11,500,000 shares of Newmark's common stock outstanding.

         The following table sets forth certain information, as of the Record Date, relating to the beneficial ownership of shares of Newmark's common stock by: (i) each person or entity who is known by Newmark to own beneficially five percent or more of Newmark's outstanding common stock; (ii) each of Newmark's executive officers and directors; and (ii) all the directors and executive officers of Newmark as a group.

             NAME AND ADDRESS OF                 AMOUNT AND NATURE OF
              BENEFICIAL OWNER                   BENEFICIAL OWNERSHIP                   PERCENT OWNED
              ----------------                   --------------------                   -------------
Technical Olympic USA, Inc.                            9,200,000                             80%
1200 Soldiers Field Drive
Sugar Land, Texas  77479(1)

Lonnie M. Fedrick                                         42,900                             (2)
c/o Newmark Homes Corp.
1200 Soldiers Field Drive
Sugar Land, Texas  77479

Constantine Stengos                                       25,000                             (2)
c/o Technical Olympic S.A.
20 Solomou Street
Athens, Greece  17456

J. Eric Rome                                               9,000                             (2)
c/o Newmark Home Corp.
5910 Courtyard Drive, Suite 230
Austin, Texas  78751

Terry C. White                                             7,500                             (2)
c/o Newmark Homes Corp.
1200 Soldiers Field Drive
Sugar Land,  Texas  77479

J. Michael Beckett (3)                                    10,900                             (2)
c/o Newmark Homes Corp.
1200 Soldiers' Field Drive
Sugar Land, Texas  77479

All directors and executive officers as a                 95,300                             (2)
group (5 persons)

-----------------------------

(1) Technical Olympic USA, Inc. is a subsidiary of Technical Olympic (UK) PLC, which is a subsidiary of Technical Olympic S.A. Mr. Constantine Stengos owns more than 5% of the outstanding stock of Technical Olympic S.A.
(2)  Less than one percent.
(3) Includes 6,700 shares of Newmark's common stock held by Mr. Beckett's spouse as to which he disclaims beneficial ownership.

VOTING AND APPRAISAL RIGHTS

         The written consent of a majority of the issued and outstanding shares of Newmark's common stock is required to authorize and approve the Plan. No dissenters' rights or rights of appraisal are applicable or available in connection with the authorization and approval of the Plan.

ADOPTION OF THE PLAN

         By unanimous written consent dated November 8, 2001, the Board of Directors of Newmark previously approved the Plan and authorized the appropriate officers of Newmark to solicit the written consents of the stockholders to authorize and approve the Plan. Implementation of the Plan is also subject to the receipt of any other required consents.

         The Board of Directors of Newmark is soliciting stockholders' consents to authorize, approve and consent to the adoption of the Plan because, in general, Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), authorizes tax deductions for executive compensation in excess of $1 million only if, among other things, such compensation is "performance based" and paid under a plan approved by stockholders. Thus, if Newmark's stockholders approve the Plan, and Newmark complies with certain other requirements of
Section 162(m), payments to certain executive officers intended as performance-based awards under the Plan will qualify for deduction under Section 162(m). If stockholders do not approve the Plan, bonus payments, stock options and other stock-based awards made to certain executive officers will not qualify for this deduction under Section 162(m) to the extent that such compensation paid to such executive officer in any calendar year exceeds $1 million. In addition, stockholder approval of the Plan is necessary for certain options to qualify as "incentive stock options" under Section 422 of the Code.

DESCRIPTION OF THE PLAN

         The following is a brief description of the principal features of the Plan. A copy of the Plan is filed as Appendix A to this Proxy Statement and you should refer to the Plan for details regarding the awards that may be made under the Plan. No awards have been made to date.

         The Plan is intended to promote the interests of Newmark by encouraging employees, consultants and directors of Newmark, its parent corporation, its subsidiaries and affiliated entities to acquire or increase their equity interest in Newmark and to provide a means whereby they may develop a sense of proprietorship and personal involvement in the development and financial success of Newmark through cash and stock awards, and to encourage them to remain with and devote their best efforts to Newmark's business, thereby advancing the interests of Newmark and its stockholders. The Plan is also contemplated to enhance the ability of Newmark, its parent corporation, its subsidiaries and affiliated entities to attract and retain the services of individuals who are essential to Newmark's growth and profitability.

         Subject to certain limitations described in the Plan and summarized below, any employee, consultant or director of Newmark, its subsidiaries, its parent corporation and affiliated entities are eligible to receive an award. However, no employee may receive awards denominated in shares of Newmark during the term of the Plan that, in the aggregate, are with respect to more than 90% of all shares that may be made subject to awards under the Plan. Except as provided below, the maximum amount of performance-based awards, intended to qualify as performance-based compensation under the Code, that may be granted or paid to any single participant in any calendar year is limited to $10 million. With respect to formula grant awards based on Newmark's return on equity and/or net income, the amount generated by such formula is limited to a maximum annual amount of 20% of Newmark's net income for the applicable year which may result in an annual bonus greater or less than the $10 million limit. These limitations will be applied to permit compensation generated under the Plan to constitute performance-based compensation, when intended, for purposes of section 162(m) of the Code, including, without limitation, counting against such maximum number of shares, to the extent required under Section 162(m) of the Code and applicable interpretive authority thereunder, any shares subject to options that are canceled or repriced.

         The Plan will be administered by a committee of the Board of Directors of Newmark or, if no committee is established, then the Board of Directors of Newmark itself will administer the Plan (the "Committee").

         Subject to adjustment, as described below, the number of shares of Newmark's common stock, $0.01 par value, with respect to which awards may be granted under the Plan will be 4,000,000. Upon the occurrence of any dividend or other distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of Newmark, issuance of warrants or other rights to purchase shares or other securities of Newmark, or if a corporate transaction or event occurs that affects the shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Board of Directors of Newmark will, in such a manner as it may deem equitable, adjust any or all of (i) the number and type (and class, if applicable) of shares (or other securities or property) with respect to which awards may be granted, (ii) the number and type of shares (or other securities or property) subject to outstanding awards, and (iii) the grant or exercise price with respect to any award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding award; provided, in each case, that the number of shares subject to any award denominated in shares shall always be a whole number.

         As described in the Plan, eligible persons may receive any of the following awards, either separately or in combination:

                  Options. Under the Plan, options consist of (i) incentive stock options, which are statutory stock options, the tax consequences of which are governed by Section 422 of the Code; and (ii) nonqualified stock options, the tax consequences of which are governed by the provisions of Section 83 of the Code. An eligible participant granted an option under the Plan will have the right to purchase shares of Newmark's common stock, $0.01 par value. The purchase price of an underlying share of stock purchasable pursuant to an option will be determined at the time the award is granted, but may not be less than the fair market value of such underlying share on such date, unless the option is a substitute for a previously granted award. The time and method of exercising an option will also be determined at the time the award is granted. Except as otherwise stated in the Plan, each option will expire 10 years from the date of grant thereof and will be subject to earlier termination as provided in the option's award agreement.

                  Incentive stock options may be granted only to employees of Newmark, its subsidiaries and Newmark's parent corporation within the meaning of Section 424 of the Code. To the extent that the aggregate fair market value (determined at the time the incentive stock option is granted) of the underlying shares with respect to which incentive stock option are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of Newmark and its parent and subsidiary corporations exceeds $100,000, such incentive stock options will be treated as options which are not incentive stock options. The Committee will determine, in accordance with the applicable tax laws, which incentive stock options granted to an individual will not constitute incentive stock options because of such limitation and will notify the individual of such determination as soon as practicable after such determination. No incentive stock option will be granted to an individual if, at the time the option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of Newmark or of its parent or subsidiary corporation, within the meaning of
         Section 422(b)(6) of the Code, unless (1) at the time such option is granted the option price is at least 110% of the fair market value of the shares subject to the option and (2) such option by its terms is not exercisable after the expiration of five years from the date of grant.

                  Restricted Stock. Under the Plan, restricted stock refers to shares of Newmark's common stock, $0.01 par value, that are subject to certain transfer limitations. The Committee will have the authority to determine the employees, directors and consultants to whom restricted stock will be granted, the number of shares of restricted stock to be granted to each such person, the duration of the restricted period during which, and the conditions, including performance goals, if any, under which, the restricted stock may be forfeited to Newmark, and the other terms and conditions of such awards.

                  Performance Award. The Committee may grant performance awards, which confer a right to receive a payment, in whole or in part, upon the achievement of a specified performance goal. The Committee will have the authority to determine the employees, directors and consultants who will receive a performance award, which will confer on recipient the right to receive payment of such award, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee will establish at the time of grant with respect to the award.

                  Phantom Shares. The Committee will have the authority to grant awards of phantom shares, which refers to the right to receive shares of Newmark's common stock, $0.01 par value, at the end of specified time period, to employees, directors and consultants upon such terms and conditions as the Committee may determine.

                  Bonus Shares. The Committee will have the authority to grant awards of Bonus Shares, which constitute a transfer of unrestricted shares of Newmark's common stock, $0.01 par value, as a form of additional compensation.

                  Other Stock-Based Award. The Committee may also grant to participants other stock-based award, which will consist of a right which is an award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares as is deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan, the Committee will determine the terms and conditions of any such other stock-based award.

                  Performance Criteria. The Committee shall establish performance goals applicable to those awards intended to qualify as performance-based compensation. The performance goals shall be based upon the attainment of such target levels of share price, net income, cash flows, total capitalization, total or comparative shareholder return, assets, return on equity, sales, economic profit, return on assets, results of operations gross revenue less cost of sales, plus earnings generated from the mortgage and title businesses, but excluding results of any restructuring or unusual or extraordinary items as determined by a majority of the independent members of the Board of Directors of Newmark), budget and/or earnings per share as may be specified by the Committee. The performance goals may be made subject to adjustment for specified unusual and nonrecurring events and may be absolute, relative to one or more other companies, or relative to one or more indices and may be with respect to Newmark and/or one or more affiliates. For example, an award may be based on the combined results of operations of Newmark and Engle Homes, Inc. Which factor or factors to be used with respect to any grant, and the weight to be accorded thereto if more than one factor is used, shall be determined by the Committee at the time of grant.

         Under the Plan, the "fair market value" means, with respect to shares of Newmark's common stock, $0.01 par value, the closing price of such shares quoted on the New York Stock Exchange Composite Tape, or if such shares are not listed on the New York Stock Exchange, on the principal United States securities exchange registered under the Exchange Act of 1934, as amended, on which such stock is listed, or if such shares are not listed on any such stock exchange, the last sale price, or if none is reported, the highest closing bid quotation on the National Association of Securities Dealers, Inc., Automated Quotations System or any successor system then in use on the date of the grant, or if none are available on such day, on the next preceding day on which such shares were publicly traded. If the shares are not publicly traded at the time a determination of its fair market value is required to be made hereunder, the determination of fair market value will be made in good faith by the Committee.

         The Plan prohibits any equity-based award from being granted under the Plan before the completion of the proposed merger of Engle Holdings Corp. with Newmark.

         The Board of Directors of Newmark may amend, alter, suspend, discontinue, or terminate the Plan without the consent of any stockholder, except to the extent that such approval is appropriate or required by applicable stock exchange rules or applicable law, as determined by the Board of Directors of Newmark or would adversely affect the rights of any Participant with respect to then outstanding awards.

         The Committee may waive any conditions or rights under, amend any terms of, or alter any award theretofore granted; provided, however, that no change in any award will adversely affect the rights of the recipient of the award without the consent of such recipient. Notwithstanding the foregoing, with respect to any award intended to qualify as performance-based compensation under Section 162(m) of the Code, no amendment will be authorized to the extent such amendment would cause the award to fail to so qualify.

                                    * * * * *

         NEWMARK'S BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF ADOPTING THE PLAN.

         The enclosed Consent Card is furnished to Newmark's stockholders of record on the Record Date to indicate their consent to the approval and authorization of the adoption of the Plan. If you wish to consent in accordance with the recommendation of the Board of Directors of Newmark, please complete, date, sign and mail the enclosed Consent Card promptly to the address indicated therein. An address envelope is enclosed for your convenience. The Consent Card should be returned to Newmark as soon as possible, but in no event later than December 21, 2001.

                                                                      APPENDIX A


                               NEWMARK HOMES CORP.
                       ANNUAL AND LONG-TERM INCENTIVE PLAN



SECTION 1.  Purpose of the Plan.

The Newmark Homes Corp. Annual and Long-Term Incentive Plan (the "Plan") is intended to promote the interests of Newmark Homes Corp., a Delaware corporation (the "Company"), by encouraging employees, consultants and directors of the Company, its subsidiaries and affiliated entities to acquire or increase their equity interest in the Company and to provide a means whereby they may develop a sense of proprietorship and personal involvement in the development and financial success of the Company through cash and stock awards, and to encourage them to remain with and devote their best efforts to the business of the Company thereby advancing the interests of the Company and its shareholders. The Plan is also contemplated to enhance the ability of the Company, its subsidiaries and affiliated entities to attract and retain the services of individuals who are essential for the growth and profitability of the Company.

SECTION 2.  Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:

         "Affiliate" shall mean any entity that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the Company.

         "Award" shall mean any Option, Restricted Stock, Performance Award, Phantom Shares, Bonus Shares or Other Stock-Based Award granted under the Plan.

         "Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

         "Board" shall mean the Board of Directors of the Company.

         "Bonus Shares" shall mean an award of Shares granted pursuant to
         Section 6(d) of the Plan.

         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder.

         "Committee" shall mean the committee of the Board appointed to administer the Plan or, if none, the Board.

         "Consultant" shall mean any independent contractor who performs services for the Company or an Affiliate other than as a Director.

         "Director" shall mean a member of the Board who is not also an Employee.

         "Employee" shall mean any common-law employee of the Company or an Affiliate.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" shall mean, with respect to Shares, the closing price of a Share quoted on the New York Stock Exchange Composite Tape, or if the Shares are not listed on the New York Stock Exchange, on the principal United States securities exchange registered under the Exchange Act on which such stock is listed, or if the Shares are not listed on any such stock exchange, the last sale price, or if none is reported, the highest closing bid quotation on the National Association of Securities Dealers, Inc., Automated Quotations System or any successor system then in use on the Date of Grant, or if none are available on such day, on the next preceding day on which the Shares were publicly traded. In the event the Shares are not publicly traded at the time a determination of its fair market value is required to be made hereunder, the determination of fair market value shall be made in good faith by the Committee.

         "Incentive Stock Option" or "ISO" shall mean an option granted under
         Section 6(a) of the Plan that is intended to qualify as an "incentive stock option" under Section 422 of the Code or any successor provision thereto.

         "Non-Qualified Stock Option" or "NQO" shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

         "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

         "Other Stock-Based Award" shall mean an award granted under Section 6(f) of the Plan.

         "Participant" shall mean any individual granted an Award under the Plan.

         "Performance Award" shall mean any right granted under Section 6(c) of the Plan.

         "Person" shall mean individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

         "Phantom Shares" shall mean an Award of the right to receive Shares issued at the end of a Restricted Period which is granted pursuant to
         Section 6(e) of the Plan.

         "Restricted Period" shall mean the period established by the Committee with respect to an Award during which the Award either remains subject to forfeiture or is not exercisable by the Participant.

         "Restricted Stock" shall mean any Share, prior to the lapse of restrictions thereon, granted under Section 6(b) of the Plan.

         "Rule 16b-3" shall mean Rule 16b-3 promulgated by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

         "SEC" shall mean the Securities and Exchange Commission, or any successor thereto.

         "Shares" or "Common Shares" or "Common Stock" shall mean the common stock of the Company, $0.01 par value, and such other securities or property as may become the subject of Awards of the Plan.

         "Substitute Award" shall mean Awards granted in assumption of, or in substitution for, outstanding awards previously granted by (i) a company acquired by the Company or one or more of its Affiliates, or
         (ii) a company with which the Company or one or more of its Affiliates combines. To the extent reasonably practical, unless otherwise determined by the Committee in its sole discretion, Substitute Awards shall contain, to the extent reasonably practical, the same terms and conditions as the award they replace.

SECTION 3.  Administration.

The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum, and the acts of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate the individuals who are Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award, including such terms and conditions as shall be requisite in the judgment of the Committee to cause designated Options to qualify as Incentive Stock Options; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee;
(vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it shall deem expedient to carry it into effect. Unless otherwise expressly provided in the Plan or in any applicable Award Agreement, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any shareholder.

SECTION 4.  Shares Available for Awards.

(a) Shares Available. Subject to adjustment as provided in Section 4(c) and below, the number of Shares with respect to which Awards may be granted under the Plan shall be four (4) million Shares. If any Shares covered by an Award granted under the Plan, or to which such an Award relates, are forfeited, or if an Award otherwise terminates or is canceled without the delivery of Shares, then the Shares covered by such Award, or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Awards may be granted, to the extent of any such forfeiture, termination or cancellation, shall again be, or shall become Shares with respect to which Awards may be granted.

(b) Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares. Any of such Shares which remain unissued and which are not subject to outstanding Awards at the termination of the Plan shall cease to be subject to the Plan but, until termination of the Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of the Plan.

(c) Adjustments. In the event of any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or issuance of warrants or other rights to purchase Shares or other securities of the Company, or if a corporate transaction or event occurs that affects the Shares such that an adjustment is appropriate in order to prevent dilution or an enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Board shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type (and class, if applicable) of Shares (or other securities or property) with respect to which Awards may be granted, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, in each case, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

SECTION 5.  Eligibility and Award Limits.

Any Employee, Consultant or Director shall be eligible to be designated a Participant by the Committee. However, no Employee may receive Share-denominated Awards during the term of the Plan that, in the aggregate, are with respect to more than 90% of all Shares that may be made subject to Awards under the Plan. The maximum amount of Performance Awards, intended to qualify as "performance-based compensation," that may be granted or paid to any Participant in any calendar year shall be $10 million, except with respect to formula grant Awards based on the Company's return on equity and/or net income, such annual maximum shall be such amount that results from the formula(s) used in the Performance Award grant(s), provided the formula(s) do(es) not produce an annual result in excess of 20% of the Company's net income for the Company's applicable year (and the formula is not based in whole or in part on a percentage of the Participant's salary or base compensation). The limitations set forth in the preceding sentences shall be applied in a manner which will permit, when intended, compensation generated under the Plan to constitute "performance-based" compensation for purposes of section 162(m) of the Code, including, without limitation, counting against such maximum number of Shares, to the extent required under Section 162(m) of the Code and applicable interpretive authority thereunder, any Shares subject to Options that are canceled or repriced.

SECTION 6.  Awards.

(a) Options. Subject to the provisions of the Plan, the Committee shall have the authority to determine the Employees, Consultants and Directors to whom Options shall be granted, the number of Shares to be covered by each Option, the purchase price therefor and the conditions and limitations applicable to the exercise of the Option, including the following terms and conditions and such additional terms and conditions, as the Committee shall determine, that are not inconsistent with the provisions of the Plan.

         (i) Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee at the time each Option is granted, but shall not be less than the Fair Market Value of a Share on such date, unless such Option is a Substitute Award.

         (ii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms in which payment of, the exercise price with respect thereto may be made or deemed to have been made, which may include, without limitation, cash, already-owned Shares, outstanding Awards, Shares that would otherwise be acquired upon exercise of the Option, a "cashless-broker" exercise (through procedures approved by the Company), other securities or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price.

         (iii) Special Limitations on Incentive Stock Options. Incentive Stock Options may be granted only to employees of the Company, its subsidiaries and the parent corporation of the Company, within the meaning of Section 424 of the Code. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Shares with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its parent and subsidiary corporations exceeds $100,000, such Incentive Stock Options shall be treated as Options which do not constitute Incentive Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury regulations and other administrative pronouncements, which of a Participant's Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Participant of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation, within the meaning of Section 422(b)(6) of the Code, unless (1) at the time such Option is granted the option price is at least 110% of the Fair Market Value of the Shares subject to the Option and (2) such Option by its terms is not exercisable after the expiration of five years from the date of grant.

         (iv) Expiration. Except as provided in Section 6(a)(iii), each Option shall expire 10 years from the date of grant thereof and shall be subject to earlier termination as provided in the Option's Award Agreement.

(b) Restricted Stock. Subject to the provisions of the Plan, the Committee shall have the authority to determine the Employees, Directors and Consultants to whom Restricted Stock shall be granted, the number of Shares of Restricted Stock to be granted to each such Participant, the duration of the Restricted Period during which, and the conditions, including performance goals, if any, under which, the Restricted Stock may be forfeited to the Company, and the other terms and conditions of such Awards.

         (i) Dividends. Dividends paid on Restricted Stock may be paid directly to the Participant, may be subject to risk of forfeiture and/or transfer restrictions during any period established by the Committee or sequestered and held in a bookkeeping cash account (with or without interest) or reinvested on an immediate or deferred basis in additional shares of Common Stock, which credit or shares may be subject to the same restrictions as the underlying Award or such other restrictions, all as determined by the Committee in its discretion.

         (ii) Registration. Any Restricted Stock may be evidenced in such manner as the Committee shall deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

         (iii) Forfeiture and Restrictions Lapse. Except as otherwise determined by the Committee or the express terms of the Award that granted the Restricted Stock, upon termination of a Participant's employment (as determined under criteria established by the Committee) for any reason during the applicable Restricted Period, all Restricted Stock shall be forfeited by the Participant and re-acquired by the Company. The Committee may, when it finds that a waiver would be in the best interests of the Company and not cause such Award, if it is intended to qualify as performance-based compensation under Section 162(m) of the Code, to fail to so qualify under Section 162(m) of the Code, waive in whole or in part any or all remaining restrictions with respect to such Participant's Restricted Stock. Unrestricted Shares, evidenced in such manner as the Committee shall deem appropriate, shall be issued to the holder of Restricted Stock promptly after the applicable restrictions have lapsed or otherwise been satisfied.

         (iv) Transfer Restrictions. During the Restricted Period, Restricted Stock will be subject to the limitations on transfer as provided in
         Section 6(g)(iii).

(c) Performance Awards. The Committee shall have the authority to determine the Employees, Directors and Consultants who shall receive a Performance Award, which shall confer on the Participant the right to receive payment of such Award, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish at the time of grant with respect to the Award.

         (i) Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the vesting terms of any Performance Award and the amount of the payment or the formula for determining the amount of the payment to be made pursuant to the Performance Award.

         (ii) Payment of Performance Awards. Except as otherwise provided in the Award Agreement, Performance Awards may be paid (in cash and/or in Shares, in the sole discretion of the Committee) in a lump sum or in deferred installments following the close of the performance period, which may be subject to vesting requirements, in accordance with procedures established by the Committee with respect to such Award.

(d) Bonus Shares. The Committee shall have the authority, in its discretion, to grant Bonus Shares to Employees, Directors and Consultants. Each Bonus Share shall constitute a transfer of an unrestricted Share to the Participant, without other payment therefor, as additional compensation for the Participant's services to the Company.

(e) Phantom Shares. The Committee shall have the authority to grant Awards of Phantom Shares to Employees, Directors and Consultants upon such terms and conditions as the Committee may determine.

         (i) Terms and Conditions. Each Phantom Share Award shall constitute an agreement by the Company to issue or transfer a specified number of Shares or pay an amount of cash equal to the Fair Market Value of a specified number of Shares, or a combination thereof to the Participant in the future, subject to the fulfillment during the Restricted Period of such conditions, including performance goals, if any, as the Committee may specify at the date of grant. During the Restricted Period, the Participant shall not have any right to transfer any rights under the subject Award, shall not have any rights of ownership in the Phantom Shares and shall not have any right to vote such shares.

         (ii) Dividends. Any Phantom Share award may provide that any or all dividends or other distributions paid on Shares during the Restricted Period be credited in a cash bookkeeping account (without interest) or that equivalent additional Phantom Shares be awarded, which account or shares may be subject to the same restrictions as the underlying Award or such other restrictions as the Committee may determine.

(f) Other Stock-Based Awards. The Committee may also grant to Participants an Other Stock-Based Award, which shall consist of a right which is an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares as is deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan, the Committee shall determine the terms and conditions of any such Other Stock-Based Award.

(g) General.

         (i) Awards May Be Granted Separately or Together. Awards to Employees may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award granted under the Plan or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

         (ii) Forms of Payment by Company Under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments.

         (iii) Limits on Transfer of Awards.

         (A) Except as provided in (C) below, each Award, and each right under any Award, shall be exercisable only by the Participant during the Participant's lifetime, or, if permissible under applicable law, by the Participant's guardian or legal representative or by a transferee receiving such Award pursuant to a qualified domestic relations order (a "QDRO") as determined by the Committee.

         (B) Except as provided in (C) below, no Award and no right under any such Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution (or, in the case of Restricted Stock, to the Company) or, if permissible under applicable law, pursuant to a QDRO and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate.

         (C) Notwithstanding anything in the Plan to the contrary, except to the extent specifically provided otherwise by the Committee in an Award Agreement, Non-Qualified Stock Options may be transferred by the optionee to one or more permitted transferees; provided that (i) there may be no consideration given for such transfer, (ii) the optionee (or such optionee's estate or representative) shall remain obligated to satisfy all employment tax and other withholding tax obligations associated with the exercise of the transferred Options, (iii) the optionee shall notify the Company in writing that such transfer has occurred, the identity and address of the permitted transferee and the relationship of the permitted transferee to the optionee, and (iv) such transfer shall be effected pursuant to transfer documents approved from time to time by the Company. Any permitted transferee may not further assign or transfer the transferred Option otherwise than by will or the laws of descent and distribution. Following any permitted transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable to the Option immediately prior to the transfer, provided that the term "optionee" as used in the Plan shall be deemed to refer also to each permitted transferee where required by the context. A transferred Option may only be exercised by a transferee to the same extent such Option could, at such time, be exercised by the optionee "but for" such transfer. The term "permitted transferees" shall mean one or more of the following: (i) any member of the optionee's immediate family; (ii) a trust established for the exclusive benefit of one or more members of such immediate family; (iii) a partnership, limited liability company or other form of business entity in which such immediate family members or trusts established for the exclusive benefit of immediate family members are the only partners, members or owners; or (iv) any other person approved from time to time by the Committee. The term "immediate family" is defined for such purpose as spouses, children, stepchildren and grandchildren, including relationships arising from adoption.

         (iv) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee and set forth in the applicable Award Agreement; provided, that in no event shall the term of any Award exceed a period of 10 years from the date of its grant.

         (v) Share Certificates. All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         (vi) Consideration for Grants. Awards may be granted for no cash consideration or for such consideration as the Committee determines including, without limitation, such minimal cash consideration as may be required by applicable law.

         (vii) Delivery of Shares or other Securities and Payment by Participant of Consideration. No Shares or other securities shall be delivered pursuant to any Award until payment in full of any amount required to be paid pursuant to the Plan or the applicable Award Agreement is received by the Company, including without limitation, all applicable withholding taxes. Such payment may be made by such method or methods and in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other Awards or other property, withholding of Shares, cashless exercise with simultaneous sale, or any combination thereof; provided that the combined value, as determined by the Committee, of all cash and cash equivalents and the Fair Market Value of any such Shares or other property so tendered to the Company, as of the date of such tender, is at least equal to the full amount required to be paid pursuant to the Plan or the applicable Award Agreement to the Company.

         (viii) Performance Goals. Where necessary, the Committee shall establish performance goals applicable to those Awards the payment of which is intended by the Committee to qualify as "performance-based compensation" as described in Section 162(m)(4)(C) of the Code. The performance goals shall be based upon the attainment of such target levels of Share price, net income, cash flows, total capitalization, total or comparative shareholder return, assets, return on equity, sales, economic profit, return on assets, results of operation (gross revenue less cost of sales, plus earnings generated from the mortgage and title businesses, but excluding results of any restructuring or unusual or extraordinary items as determined by a majority of the independent members of the Board, budget and/or earnings per share as may be specified by the Committee. The performance goals may be made subject to adjustment for specified unusual and nonrecurring events and may be absolute, relative to one or more other companies, or relative to one or more indices and may be with respect to the Company and/or one or more Affiliates. Which factor or factors to be used with respect to any grant, and the weight to be accorded thereto if more than one factor is used, shall be determined by the Committee at the time of grant.

SECTION 7.  Amendment and Termination.

Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

         (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of any shareholder or other Person, except to the extent that such approval
         (i) is appropriate or required by applicable stock exchange rules or applicable law, as determined by the Board, or (ii) would degrade or adversely affect the rights of any Participant with respect to then outstanding Awards.

         (b) Amendments to Awards. The Committee may waive any conditions or rights under, amend any terms of, or alter any Award theretofore granted; provided, however, that no change in any Award shall degrade or adversely affect the rights of the Participant thereunder without the consent of such Participant. Notwithstanding the foregoing, with respect to any Award intended to qualify as performance-based compensation under Section 162(m) of the Code, no amendment shall be authorized to the extent such amendment would cause the Award to fail to so qualify.

SECTION 8. General Provisions.

(a) No Rights to Awards. No Employee, Director, Consultant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Directors, Consultants, Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.

(b) Withholding. The Company or any Affiliate is authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, Shares that would otherwise be issued pursuant to such Award, other Awards or other property) of any applicable taxes payable in respect of an Award, its exercise, the lapse of restrictions thereon, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. Any Participant who is subject to Rule 16b-3 with respect to Shares may direct the Company to withhold Shares or may tender Shares already-owned to the Company to satisfy his minimum tax withholding obligations.

(c) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ or service of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment or service, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing contained in the Plan shall confer on any Director any right with respect to continuation of membership on the Board.

(d) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware, without regard to conflicts of laws principles.

(e) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect; provided, however, the Committee shall use its best efforts to provide such affected Participant with a new Award that restores the Participant to the same economic position as before such change, to the extent reasonable.

(f) Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary.

(g) No Trust or Fund Created. Neither the Plan nor the Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any general unsecured creditor of the Company or any Affiliate.

(h) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

(i) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(j) Facsimile Signature. Any Award Agreement or related document may be executed by facsimile signature. If any officer who shall have signed or whose facsimile signature shall have been placed upon any such Award Agreement or related document shall have ceased to be such officer before the related Award is granted by the Company, such Award may nevertheless be issued by the Company with the same effect as if such person were such officer at the date of grant.

SECTION 9. Corporate Change. Except as may otherwise be specifically provided in an Award Agreement, if the Company shall not be the surviving entity in any merger or consolidation (or survives only as a subsidiary of an entity) (a "Corporate Change"), no later than 10 days after the approval by the stockholders of the Company of such merger or consolidation, the Committee shall effect one or more of the following alternatives, which alternatives may vary among individual Participants and which may vary among Options held by any individual Participant: (1) accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all unexercised Options and all rights of Participants thereunder shall terminate,
(2) require the mandatory surrender to the Company by all or selected Participants of some or all of the outstanding Options held by such Participants (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such Options and the Company shall pay (or cause to be paid) to each Participant an amount of cash per share equal to the excess, if any, of the Corporate Change Value (as defined below) of the shares subject to such Option over the exercise price(s) under such Options for such shares, or (3) make such adjustments to Options then outstanding to provide that the number and class of shares of Common Stock covered by such Options shall thereafter cover securities of the surviving or acquiring corporation or other property (including, without limitation, cash) and adjust the exercise price(s) of such Options in accordance with the Treasury Regulations applicable for incentive stock options. For the purposes of this paragraph, the "Corporate Change Value" shall equal the per share price offered to stockholders of the Company in any such merger or consolidation. In the event that the consideration offered to stockholders of the Company in any Corporate Change consists of anything other than cash, the fair cash equivalent of the portion of the consideration offered which is other than cash shall be determined.

SECTION 10.  Effective Date of the Plan.

The Plan shall be effective upon its adoption by the Board; provided, however, no Options or other equity-based Awards may be made under the Plan prior to a merger of Engle Holdings Corp. with the Company.

SECTION 11.  Term of the Plan.

No Award shall be granted under the Plan after the tenth anniversary of the date the Plan was adopted by the Board. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, extend beyond such date.

--------------------------------------------------------------------------------

                        STOCKHOLDER WRITTEN CONSENT CARD
                                       OF
                              NEWMARK HOMES CORP.

          You are requested to complete, date, sign and return this Stockholder Written Consent Card, which is solicited by the Board of Directors of Newmark Homes Corp. as described in the accompanying Proxy Statement. Your consent is important. A postage paid return envelope has been included for your convenience. The return envelope requires no postage if mailed in the United States. Your consent as evidenced by your signature and return of this card is revocable only if written notice of revocation is received by Newmark Homes Corp. on or prior to the time at which Newmark Homes Corp. receives written consents sufficient to authorize, approve and consent to the adoption of the Plan.

     1. To approve the adoption of the Newmark Homes Corp. Annual and Long-Term Incentive Plan:

                   FOR            AGAINST            ABSTAIN
                   [ ]              [ ]                [ ]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     THIS WRITTEN CONSENT WHEN PROPERLY EXECUTED WILL BE DEEMED REVOCABLE ONLY IF WRITTEN NOTICE IS RECEIVED BY NEWMARK HOMES CORP. BY THE DATE ON WHICH IT HAS RECEIVED THE REQUIRED MAJORITY TO APPROVE THE PLAN. IF THIS CONSENT IS RETURNED BUT NO DIRECTION IS MADE, THIS WRITTEN CONSENT WILL BE CONSIDERED GRANTED IN FAVOR OF THE ADOPTION OF THE PLAN.

     DATE:
          --------------------------    -------------------------------------
                                        Signature


                                        -------------------------------------
                                        Signature of co-tenant holder, if any

                                        Please sign exactly as the shares
                                        are issued. When co-tenants hold
                                        shares, both should sign. When
                                        signing as attorney, as executor,
                                        administrator, trustee or guardian,
                                        please give full title as such. If a
                                        corporation, please sign in full
                                        corporate name by president or other
                                        authorized officer. If a partnership,
                                        please sign in partnership name by
                                        authorized person.

                                        PLEASE DATE, SIGN AND RETURN THIS
                                        WRITTEN CONSENT CARD PROMPTLY USING
                                        THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------